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                                                                 EXHIBIT (10)(a)

                        CONSENT OF INDEPENDENT AUDITORS

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                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 18, 2000 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-32110) and related Prospectus of Privilege Select.


                                             Ernst & Young LLP


Des Moines, Iowa
July 27, 2000

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